First Quarter 2014 Conference Call Presentation NYSE MKT: ADK AdCare Health Systems, Inc. “Setting the Standard for Senior Care” ® Exhibit 99.2

The Finest in Senior Living Management NYSE MKT: ADK Forward-Looking Statements Any forward-looking statements made in this presentation are based on management's current expectations, assumptions and beliefs about the Company’s business and the environment in which AdCare operates. These statements are subject to risks and uncertainties that could cause the Company’s actual results to materially differ from those expressed or implied on the call. Readers should not place undue reliance on forward-looking statements and are encouraged to review the Company’s SEC filings for more complete discussion of factors that could impact the Company’s results. Except as required by federal securities laws, AdCare does not undertake to publicly update or revise any forward-looking statements, where changes arise as a result of new information, future events, changing circumstances or for any other reason. In addition, any AdCare facility or business the Company may mention today is operated by a separate independent operating subsidiary that has its own management, employees and assets. References to the consolidated company and its assets and activities, as well as the use of terms like “we,” “us,” “our” and similar verbiage are not meant to imply that AdCare Health Systems, Inc. has direct operating assets, employees or revenue or that any of the operations are operated by the same entity. Also, the Company supplements its GAAP reporting with non-GAAP metrics, such as Adjusted EBITDA and EBITDAR. When viewed together with the Company’s GAAP results, these measures can provide a more complete understanding of its business. They should not be relied upon to the exclusion of GAAP financial measures. A reconciliation of these measures to GAAP is available in the Company’s latest earning release. After management concludes their remarks, they will entertain appropriate questions regarding the presentation. AdCare reserves the right to curtail any questions or statements which are irrelevant to AdCare’s business, related to pending or threatened litigation, derogatory or otherwise not appropriate, unduly prolonged, substantially repetitious of questions or statements made by others, or related to personal grievances. This presentation is copyright 2014 by AdCare Health Systems, Inc. 2

The Finest in Senior Living Management NYSE MKT: ADK Agenda Strategic & Operational Update Q1 Financial Detail Business Update 3

The Finest in Senior Living Management NYSE MKT: ADK Strategic Update 4 Improved operational and financial controls provide a stable foundation for growth Facility level improvements Increasing occupancy levels Increasing % of higher margin services Cost containment Multiple channels for future growth Organic growth through improving operating margins within all of our facilities Strategic acquisitions … continual evaluation of numerous opportunities to leverage current infrastructure and extensive industry contacts

The Finest in Senior Living Management NYSE MKT: ADK Key Operating Metrics 5 YTD Stats (SNF Only) Q1 13 Q2 13 Q3 13 Q4 13 2013 Q1 14 Facilities 32 32 32 32 32 32 Operational Beds 3,548 3,548 3,548 3,548 3,548 3,548 Occupancy 77.0% 77.4% 77.2% 77.0% 77.2% 77.4% Average Daily Census: Skilled 447 436 385 380 412 424 Medicaid 1,917 1,955 1,967 1,934 1,944 1,948 Other 368 356 386 419 382 373 Total 2,732 2,748 2,739 2,734 2,738 2,745 Patient Day Mix %: Skilled 16.4% 15.9% 14.1% 13.9% 15.0% 15.4% Medicaid 70.2% 71.1% 71.8% 70.8% 71.0% 71.0% Private + Other 13.5% 13.0% 14.1% 15.3% 14.0% 13.6% Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Revenue $ PPD: Skilled 441.07$ 436.10$ $444.21 $448.93 $442.33 $453.82 Medicaid 162.30$ 160.96$ $157.97 $160.00 $160.28 $161.12 Other (a) 177.30$ 176.11$ $176.89 $177.66 $177.02 $181.17 Total (b) 217.57$ 214.58$ $210.46 $211.55 $213.51 $217.45 (a): Ancillary revenues are excluded from rate calculation. (b): Ancillary revenues are included in rate calculation.

AdCare NYSE MKT: ADK The Finest in Senior Living Management

Path to Profitability

Increase Occupancy and Skilled Mix

- Total 2013 occupancy was 77%. Further increasing custodial residents leverages the existing operational model and fixed costs.
- Skilled mix has increased from ~10% at the time a facility is acquired to ~15% at the end of 2013.

Selectively Exit Unprofitable Facilities

- Reviewing three facilities… two leased and one owned for possible divestiture.
- Combined 2013 operating loss of these facilities was ~$1.8M.

Improve Efficiency

- Current corporate overhead run rate, excluding one-time costs, projects and stock-based compensation is ~7.4% of revenues.
- Expect continued decreases as a percent of revenue over next four quarters.
- As we scale, expect lower overhead expenses as a % of revenue.

Selectively Refinance Mortgage Debt

- ~$136M portfolio at avg. interest of 6.6%
- Actively pursuing HUD refinancing with ten currently in process.
- Current financing ~5.1% on 30 yr. fixed.
- Timeline driven by facility performance, HUD queue and existing loan terms.

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The Finest in Senior Living Management NYSE MKT: ADK 7 (1) Calculated as a % of patient care revenue (2) Excludes Amortization of stock-based comp $46,007 $45,450 1Q 2013 1Q 2014 1Q 2014 Key Financial Metrics Cost of services and G&A trending down for improved operating margins. ($ in thousands) $4,668 $4,047 1Q 2013 1Q 2014 Cost of Services(1) General & Admin(2) % of revenue 84.9%(1) 83.5%(1) 8.5%(2) 7.4%(2)

The Finest in Senior Living Management NYSE MKT: ADK Future Expense Reductions Targeting $3.3M in Additional Annualized Expense Reductions 8 Targets  Support Team Restructuring  Centralizing Payroll Processing  Support Services: Centralize, insource or outsource support services when most appropriate  Exiting Management Contracts: Oklahoma New finance team positions us to address core changes in our delivery model. Several changes associated with exiting managed facilities Expense reductions will impact both G&A and facility operating costs Accelerating impact as we move through balance of 2014; Largest reductions in Q4

The Finest in Senior Living Management NYSE MKT: ADK Region Case Study Little Rock 9 Northridge North Little Rock, AR West Markham Little Rock, AR Woodland Hills Little Rock, AR Cumberland Little Rock, AR ($ in thousands) Q1 13 Q4 13 Q1 14 Revenue $6,191 $7,257 $8,337 Total Beds 511 511 511 Occupancy % 55.9% 62.9% 70.0% % Medicare Patients 22.0% 22.0% 28.0% Average Daily Medicare Rate (Period End) $444 $464 $464

AdCare NYSE MKT: ADK The Finest in Senior Living Management

Clustering

AdCare's Little Rock locations strategically near large hospitals

- Aligning offerings with each hospital's unique PAC needs
- Collaborating on quality initiatives
- Sharing medical leadership
- Jointly training clinicians
- Contracting rates for difficult to place patients
- Embracing accountability ahead of the competition

Little Rock AdCare Locations and Key Hospitals


Northridge Health Care
Va Hospital North Litt...
North Little Rock
West Markham Sub Acute...
St Vincent Hospital
Woodland Hills Health...
University Arkansas Me...
Baptist Health Medical...
Little Rock
Arkansas Heart Hospital
Cumberland H&R

Baptist Health - 1,035 Beds (2,837 Discharges to SNF's)


258
874
314
116
340
55
254
Neurology Discharges to SNF
Medicine Discharges to SNF
Orthopedic Surgery Discharges to SNF
Total Orthopedic Discharges to SNF
Pulmonology Discharges to SNF
Cardiovascular Surgery Discharges to SNF
Cardiology Discharges to SNF

St. Vincent's Total - 538 Beds (1,119 Discharges to SNF's)


73
432
102
37
92
17
107
Neurology Discharges to SNF
Medicine Discharges to SNF
Orthopedic Surgery Discharges to SNF
Total Orthopedic Discharges to SNF
Pulmonology Discharges to SNF
Cardiovascular Surgery Discharges to SNF
Cardiology Discharges to SNF

(UAMS) Medical Center - 429 Beds (499 Discharges to SNF's)


73
105
32
16
44
11
38
Neurology Discharges to SNF
Medicine Discharges to SNF
Orthopedic Surgery Discharges to SNF
Total Orthopedic Discharges to SNF
Pulmonology Discharges to SNF
Cardiovascular Surgery Discharges to SNF
Cardiology Discharges to SNF

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The Finest in Senior Living Management NYSE MKT: ADK Annual Performance Steady and Continual Improvement Across the Board 11 $52.3 $52.2 $54.7 $54.9 $54.3 $54.5 $54.9 $47.3 $49.3 $50.7 $50.1 $48.9 $49.1 $49.5 $5.0 $2.9 $4.0 $4.8 $5.4 $5.4 $5.4 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Revenue Operating Expenses * Adj. EBITDAR ($ in millions) * Includes cost of services, general and administrative expenses less amortization of stock based compensation and reincorporation in Georgia expense.

The Finest in Senior Living Management NYSE MKT: ADK Q1 2014 Statement of Operations Summary 12 Consolidated Income Statement ($ in millions except % & EPS) Q1 2014 Q1 2013 Revenues $54.9 $54.7 Gross Profit 9.5 8.7 Gross Margin % 17.3% 15.9% Operating Expenses 53.6 55.5 Operating Income (Loss) 1.3 (0.8) Net Loss Attributable to AdCare Common Stockholders $(3.0) $(2.9) Weighted Average Shares - Basic 16,916 14,683 EPS - Diluted $(0.18) $(0.20) Adjusted EBITDAR* 5.4 4.0 Adjusted EBITDAR Margin % 9.9% 7.3% *Adjusted EBITDAR from continuing operations is a non-GAAP term; please refer to definition and a reconciliation of adjusted EBITDA to GAAP measures in AdCare’s latest earning release.

The Finest in Senior Living Management NYSE MKT: ADK Balance Sheet Summary 13 ($ in Millions) 3/31/2014 12/31/2013 Cash & Cash Equivalents $16.7 $19.4 Accounts Receivable, net 24.5 23.6 Total Current Assets 58.2 58.7 Property & Equipment, Net 138.2 138.2 Total Assets $221.0 $226.4 Total Current Liabilities $84.2 $69.2 Total Long-Term Debt 104.3 128.1 Total Equity $10.1 $6.9 Quarterly cash dividend: $0.68 per share on 10.875% Series A Cumulative Redeemable Preferred Stock. Paid on March 31, 2014 to holders of record at the close of business on March 21, 2014.

AdCare NYSE MKT: ADK The Finest in Senior Living Management

Business Update (as of 3/2014)

- 38 facilities
  - 25 owned
  - 9 leased
  - 4 are managed for third parties
- 35 skilled nursing centers
- 2 assisted living residences
- 1 independent living senior housing facility
- Total of ~4,250 beds and units in service
- Facilities located in
  - Alabama
  - Arkansas
  - Georgia
  - Missouri
  - North Carolina
  - Ohio
  - Oklahoma
  - South Carolina
- Selective new M&A activity going forward


Average Daily Medicare Census Optimization
Average Daily Census
291
Up 40%
413
At Acquisition
At March 31


Average Medicare Rate Optimization
Medicare PPD ($ per day)
$404
Up 13%
455
At Acquisition
At March 31

PPD = Per Patient Day

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The Finest in Senior Living Management NYSE MKT: ADK 2014 Outlook Revenue Expect full-year 2014 revenue of $225M to $250M. Representing 3% to 12% growth compared to fiscal 2013. Reflects lower revenues from exiting non-core facilities which AdCare manages but does not own and facilities held for sale. Expect year-over-year improvement in: Gross profit Operating income EBITDAR In actual dollars and as a percent of sales 15

The Finest in Senior Living Management NYSE MKT: ADK Q & A Company Contacts Boyd Gentry, CEO Ron Fleming, CFO AdCare Health Systems, Inc., Atlanta, Georgia Tel 678.869.5116 • www.adcarehealth.com Investor Relations Brett Maas, Managing Partner Hayden IR • www.haydenir.com • Tel 646.536.7331 Thank You 16